United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2012

UNIVEST CORPORATION OF PENNSYLVANIA

(Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 North Main Street, Souderton, Pennsylvania 18964

(Address of principal executive office)(Zip Code)

Registrant’s telephone number, including area code (215) 721-2400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

On December 18, 2012, Univest Corporation of Pennsylvania (the “Corporation”), parent company of Univest Bank and Trust Co (the “Bank”), issued a press release announcing the promotion of Jeffrey M. Schweitzer, CPA, to President and Chief Operating Officer of the Corporation, effective January 1, 2013. Schweitzer will remain Senior Executive Vice President of the Bank.

The Corporation also announced the promotion of Michael S. Keim, CPA, age 45, to Executive Vice President and Chief Financial Officer of the Corporation and the Bank, effective January 1, 2013. Keim has spent the last four years employed by the Bank working to develop and grow the mortgage banking business, including setting daily loan pricing, selling and delivering loans, managing both the sales and operations functions and administering the core technology platform. Prior to joining the Bank, he was a self-employed consultant working with a private equity firm to develop and implement a bank acquisition strategy, and also spent 14 years working for GMAC Residential, where he had varied responsibilities including SVP Managing Director of Consumer Lending, Chief Financial Officer and EVP Chief Operating Officer of GMAC Bank. Keim is a graduate of Temple University with a BS in Accounting. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 8.01	Other Events

On December 18, 2012, the Corporation issued a press release announcing the promotion of Kenneth D. Hochstetler to President of Wealth Management at the Bank, effective January 1, 2013. Hochstetler will remain Senior Executive Vice President of the Corporation and President of Univest Investments, Inc. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description of Document
99.1	Press release issued by Univest Corporation of Pennsylvania on December 18, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Corporation of Pennsylvania

By:	/s/ Jeffrey M. Schweitzer
Name:	Jeffrey M. Schweitzer
Title:	Senior Executive Vice President,
Chief Operating Officer and Chief Financial Officer (Principal Operating,
Financial & Accounting Officer)

December 18, 2012

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press release issued by Univest Corporation of Pennsylvania on December 18, 2012.